1 © 2015 Oclaro, Inc. © 2015 Oclaro, Inc. Q2 FY 2015 Investor Call Greg Dougherty Chief Executive Officer February 3, 2015 Pete Mangan Chief Financial Officer

© 2015 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s second quarter fiscal year 2015 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial targets and expectations and progress toward Oclaro’s target business model, including financial guidance for the fiscal quarter ending March 28, 2015 regarding revenue, non-GAAP gross margin and Adjusted EBITDA, (ii) market interest in Oclaro’s 100G products, (iii) the impact of the recent acquisition by Ushio Opto of Oclaro’s industrial and consumer business and (iv) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) our dependence on a limited number of customers for a significant percentage of our revenues, (ii) our ability to maintain strong relationships with certain customers, (iii) the effects of fluctuating product mix on our results, (iv) our ability to timely develop and commercialize new products, (v) competition and pricing pressure, (vi) our ability to meet or exceed our gross margin expectations, (vii) Oclaro’s ability to maintain or increase its cash reserves and obtain debt or equity-based financing on terms acceptable to it or at all, (viii) the future performance of Oclaro and its ability to effectively restructure its operations and business, (ix) our ability to respond to evolving technologies and customer requirements and demands, (x) our ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources than we do, (xi) our ability to timely capitalize on any increase in market demand, (xii) the potential inability to realize the expected benefits of asset dispositions, (xiii) the sale of businesses which may or may not arise in connection with executing our restructuring plans, (xiv) our ability to reduce costs and operating expenses, (xv) increased costs related to downsizing and compliance with regulatory and legal requirements in connection with such downsizing, (xvi) the risks associated with our international operations, (xvii) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for our products, (xviii) the outcome of tax audits or similar proceedings, (xix) the outcome of pending litigation against the company, and (xx) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC. The forward-looking statements included in this announcement represent Oclaro’s view as of the date of this announcement. Oclaro anticipates that subsequent events and developments may cause Oclaro’s views and expectations to change. Oclaro specifically disclaims any intention or obligation to update any forward- looking statements as a result of developments occurring after the date of this presentation.

© 2015 Oclaro, Inc. Financial Results $ in Millions Q214 Q115 Q215 Total Revenues 102.9 89.2 86.8 Gross Profit (Non-GAAP) 17.4 14.7 14.3 Gross Margin % 16.9% 16.5% 16.5% R&D (non-GAAP) 16.0 13.6 11.3 SG&A (non-GAAP) 18.2 14.8 12.9 Non-GAAP Operating Income (Loss) (16.8) (13.6) (9.8) Adjusted EBITDA (10.7) (8.9) (5.5) (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated February 3, 2015. TOP CUSTOMERS Q215: Coriant 20%; Huawei 14%; Alcatel 13%

© 2015 Oclaro, Inc. Revenue by Product Group (1) Includes 100G transponders and transceivers (2) Includes 40G transponders and transceivers (3) Includes 10G transponders and transceivers $ in Millions Q214 Q314 Q414 Q115 Q215 100G Transmission (1) 19.4 19.0 24.3 21.3 33.7 40G Transmission (2) 26.3 25.2 24.5 22.2 19.3 10G & Lower Transmission (3) 49.8 43.7 39.4 38.2 32.0 Industrial and Consumer (4) 7.4 7.6 7.7 7.5 1.8 Total Revenues (5) 102.9 95.5 95.9 89.2 86.8 Percent of Total 100G Transmission 19% 20% 25% 24% 39% 40G Transmission 26% 26% 26% 25% 22% 10G & Lower Transmission 49% 46% 41% 43% 37% Industrial and Consumer 7% 8% 8% 8% 2% $ in Millions Q214 Q314 Q414 Q115 Q215 Datacom 45.4 40.2 44.2 37.7 40.2 Telecom 50.1 47.6 44.0 44.0 44.8 Industrial and Consumer 7.4 7.6 7.7 7.5 1.8 Total Revenues (5) 102.9 95.4 95.9 89.2 86.8 Percent of Total Datacom 44% 42% 46% 42% 46% Telecom 49% 50% 46% 49% 52% Industrial and Consumer 7% 8% 8% 8% 2% (4) Includes lasers for the medical device, display and printer markets (Business sold on October 27, 2014) (5) Continuing operations

© 2015 Oclaro, Inc. Q3 FY2015 Guidance* $ in Millions Guidance Ranges Revenues $78 million - $85 million Non-GAAP Gross Margin % 13% – 17% Adjusted EBITDA ($9 million) – ($5 million) *Guidance provided on February 3, 2015 for the quarter ending March 28, 2015.

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